UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 2 To

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): December 23, 2003

MARTIN MIDSTREAM PARTNERS L.P.

(Exact name of Registrant as specified in its charter)

DELAWARE (State of incorporation or organization)	000-50056 (Commission file number)	05-0527861 (I.R.S. employer identification number)

4200 STONE ROAD KILGORE, TEXAS (Address of principal executive offices)	75662 (Zip code)

Registrant’s telephone number, including area code: (903) 983-6200

ITEM 2. Acquisition or Disposition of Assets.

As previously announced, on December 23, 2003, Martin Midstream Partners L.P. (“MMLP”) completed the acquisition of marine service assets from Tesoro Marine Services, L.L.C. (“Tesoro”), including 13 marine terminals and one inland terminal located along the Gulf Coast from Venice, Louisiana to Corpus Christi, Texas, nine tank barges and four pushboats as well as Tesoro’s lubricant distribution and marketing business and associated lube oil inventories. In MMLP’s Form 8-K/A filed on January 23, 2004, MMLP submitted unaudited pro forma financial statements as of and for the nine months ended September 30, 2003 giving pro forma effect to the Tesoro asset acquisition. In connection with the filing of a shelf registration statement on Form S-3 to be filed by MMLP with the Securities and Exchange Commission (the “SEC”) on June 30, 2004, under applicable SEC rules MMLP is required to file a related unaudited pro forma consolidated statement of operations for the year ended December 31, 2003 giving pro forma effect to the Tesoro asset acquisition. Accordingly, filed as Exhibit 99.1 to this Current Report is the unaudited pro forma consolidated statement of operations of MMLP for the year ended December 31, 2003.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits:

99.1	Unaudited Pro Forma Consolidated Statement of Operations of Martin Midstream Partners L.P. for the year ended December 31, 2003.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 30, 2004

MARTIN MIDSTREAM PARTNERS L.P.

By:	Martin Midstream GP LLC,
Its General Partner

By:	/s/ Robert D. Bondurant

Robert D. Bondurant
Executive Vice President and Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Unaudited Pro Forma Consolidated Statement of Operations of Martin Midstream Partners L.P. for the year ended December 31, 2003.

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